                                                                  EXHIBIT 10.4

                                  AMENDMENT NO. 6 TO
                               REIMBURSEMENT AGREEMENT
                               -----------------------

                  This Amendment No. 6 to Reimbursement Agreement (this "Amendment") is made effective as of April 29, 1994 and is by and among Scotsman Group Inc., a Delaware corporation ("Scotsman Group"), Scotsman Industries, Inc. , a Delaware corporation and the parent of Scotsman Group ("Scotsman Industries"), and The Bank of Nova Scotia (the "Bank").

                                     WITNESSETH:
                                      ----------

                  WHEREAS, Scotsman Group, Scotsman Industries and PNC Bank, National Association ("PNC"), are parties to a Reimbursement Agreement dated as of March 1, 1988, as amended (the "Reimbursement Agreement"), pursuant to which Scotsman Group has agreed to reimburse PNC for certain payments made by PNC in connection with an irrevocable letter of credit issued by PNC to provide funds for the payment when due of all principal of, and premium and interest on (or, in certain circumstances, the purchase price of) $9,250,000 aggregate principal amount of Industrial Revenue Refunding Bonds Series 1988 (King-Seeley Thermos Co. Project) (the "Bonds") issued by Allendale County, South Carolina (the "Issuer"); and

                  WHEREAS, the Bank will issue a Substitute Letter of Credit under the Indenture of Trust dated as of March 1, 1988, between the Issuer and Shawmut Bank Connecticut, National Association, as trustee; and
                  WHEREAS, Scotsman Group agrees to reimburse the Bank for payments made under such Substitute Letter of Credit in accordance with the terms of the Reimbursement Agreement, as amended by this Amendment; and

                  WHEREAS, Scotsman Group, Scotsman Industries and the Bank desire to amend the Reimbursement Agreement as hereinafter set forth;

                  NOW THEREFORE, the parties agree as follows:

                  Section 1.     AMENDMENT TO REIMBURSEMENT AGREEMENT.  The

        Reimbursement Agreement is, as of the effective date of this Amendment, amended as follows:

             (i) (a) The definition of "Bank" is deleted from ARTICLE I of the Reimbursement Agreement in its entirety and replaced with the following:

                  "Bank" means The Bank of Nova Scotia.





                  (b) The following definition is added to ARTICLE I of the Reimbursement Agreement:

                  "Credit Agreement" means that certain Credit Agreement dated as of April 29, 1994 among Scotsman Group Inc. and certain affiliates thereof, the financial institutions named therein, and The First National Bank of Chicago, as Agent, as amended, supplemented or modified from time to time.

             (ii) SECTION 1.2 of the Reimbursement Agreement is deleted in its entirety.

            (iii) Paragraph c of SECTION 2.1 of the Reimbursement Agreement is

        deleted in its entirety and there is inserted in its place the following:


                       c. EXTENSIONS OF LETTER OF CREDIT. At any time prior to February 1 of each year, the Borrower may request that the Bank extend the Stated Expiration Date for an additional one-year period from the then Stated Expiration Date. If the Bank, in its sole discretion exercisable no later than sixty (60) days after receiving such request, agrees to extend the Stated Expiration Date as requested by the Borrower, the Bank shall do so by delivering the notice of extension attached to the letter of Credit to the Borrower and the Trustee. Upon delivery of the aforesaid notice of extension, the Stated Expiration Date shall be deemed to have been automatically extended for a one-year period from the then Stated Expiration Date. Each such extension shall, except as otherwise expressly provided in an amendment to this Agreement, be on the same terms and conditions as those set forth in this Agreement.

             (iv) SECTION 2.2(iii) of the Reimbursement Agreement is deleted in its entirety and there is inserted in its place the following:

                  (iii) on the date any payment is made by the Bank under the Letter of Credit honoring any demand for payment made by the Trustee thereunder to provide funds for the payment of the purchase price of Bonds tendered for purchase upon seven days' prior written notice by the registered owners thereof pursuant to Section 3.7 of the Indenture, in an amount equal to such payment, and

             (v) SECTION 2.3 of the Reimbursement Agreement is deleted in its entirety and there is inserted in its place the following:







                  Section 2.3 LETTER OF CREDIT FEES. The Borrower agrees to pay to the Bank:

             a. ANNUAL FEE. An annual fee with respect to the Letter of Credit in an amount equal to .15 percent (.15%) of the Stated Amount in effect on the first day of each such annual period, which annual fee shall be payable upon the issuance and each renewal of the Letter of Credit. Each such annual fee shall be calculated on the basis of a 360-day year.

             b. DRAWING FEE. Drawing fees for each drawing made by the Trustee on the Letter of Credit in the amount of (i) $50 for payment of principal of the Bonds or the purchase price of the Bonds tendered for purchase by the registered owners thereof pursuant to Section 3.7 of the Indenture and (ii) $50 for payment of interest on the Bonds, which drawing fees shall be paid on the date each such drawing is honored by the Bank.


             (vi) SECTION 2.4 of the Reimbursement Agreement is deleted in its entirety and there is inserted in its place the following:

                       Section 2.4 INCREASED COSTS.  The Borrower, the
                  Guarantor and the Bank hereby agree that Sections 3.1, 3.2 and 3.3 of the Credit Agreement shall apply to the obligations under the Agreement, which sections, together with all related definitions, are incorporated herein by reference.

            (vii) SECTION 2.6 of the Reimbursement Agreement is deleted in its entirety and there is inserted in its place the following:

                       Section 2.6 INTEREST ON OVERDUE AMOUNTS.  The Borrower
                  agrees to pay, on demand, interest on any Obligation (including, without limitation, any reimbursement obligation set forth in SECTION 2.2, any Letter of Credit fee payment obligation set forth in SECTION 2.3, any payment obligation under the circumstances described in SECTION 2.4 or any indemnification payment obligation under SECTION 8.4 or otherwise) which is not paid when due, for the period from and including the date on which payment is due to but not including the date on which payment is made, at a rate per annum equal to the rate of interest that is two percent

                  (2.0%) higher than the Floating Rate (as defined in the Credit Agreement).

           (viii) SECTIONS 4.1 through 4.15 of the Reimbursement Agreement are deleted in their entirety and there is inserted in their place the following:







                  each of the representations set forth in Article V of the Credit Agreement (which Article V, together with all related definitions, is hereby incorporated by reference and made a part hereof) are true and correct on and as of the date hereof.

             (ix)  SECTIONS 5.2, 5.5, 5.7, 5.8, 5.9, 5.10, 5.11, 5.12, 5.14
        and 5.15 of the Reimbursement Agreement are deleted in their entirety and Section 5.17 is inserted as follows:

                       5.17 CREDIT AGREEMENT COVENANTS.  Comply and cause each
                  Subsidiary thereof to comply with each of the covenants set forth in Article VI of the Credit Agreement, which Article VI (together with all related definitions) is hereby incorporated by reference and made a part hereof; PROVIDED, that any waiver of compliance granted pursuant to the Credit Agreement shall likewise constitute a waiver of compliance hereunder with such covenants.


             (x) Paragraphs (c), (d), (f), (g) and (h) of Section 7.1 of the Reimbursement Agreement are deleted in their entirety and paragraph (k) is inserted as follows:

                       (k) CREDIT AGREEMENT. The occurrence of a Default under the Credit Agreement.

             (xi) Exhibit I to the Reimbursement Agreement is deleted in its entirety and there is inserted in its place the Form of Letter of Credit of the Bank attached to this Amendment as Exhibit A.

                  Section 2. REPRESENTATIONS AND WARRANTIES OF SCOTSMAN GROUP AND SCOTSMAN INDUSTRIES. Scotsman Group and Scotsman Industries represent and warrant that the execution, delivery and performance by Scotsman Group and Scotsman Industries, respectively, of this Amendment have been duly authorized by all corporate action and that this Amendment is a legal, valid and binding obligation of Scotsman Group and Scotsman Industries, respectively, enforceable against them in accordance with its terms, except as enforcement may be subject to
        (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).


                  Section 3. ADDITIONAL INDEMNIFICATION. In addition to any payments which may be due from time to time pursuant to Section 8.4 of the Reimbursement Agreement, each of Scotsman Group and Scotsman Industries agrees to pay any amounts which may be payable to the Bank in connection with the transactions contemplated by the Reimbursement Agreement, as amended hereby, pursuant to Section 9.6 of the Credit







        Agreement, which Section 9.6 (together with all related definitions), is incorporated by reference herein and made a part hereof.

                  Section 4. REFERENCE TO AND EFFECT ON THE REIMBURSEMENT AGREEMENT.

                  (a) Upon the effectiveness of this Agreement, on and after the date hereof each reference in the Reimbursement Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Reimbursement Agreement as amended.

                  (b) Except as specifically amended, the Reimbursement Agreement shall remain in full force and effect.

                  Section 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois (without regard to conflicts of laws provisions thereof).


                  Section 6. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.



                              [signature page to follow]































                  IN WITNESS WHEREOF, the parties to this Amendment have caused it to be executed by their duly authorized representative officers as of the date first above written.

        SCOTSMAN INDUSTRIES, INC.          SCOTSMAN GROUP INC.



        By  /s/ D.D. Holmes                By:  /s/ D.D. Holmes
            ----------------                    ------------------------

        Title  Vice President-Finance      Title  Vice President-Finance
              ------------------------           ------------------------

        THE BANK OF NOVA SCOTIA




        By  /s/ F.C.H. Ashby
            ------------------------

        Title  Senior Manager Loan Operations
              --------------------------------


































                                                                     EXHIBIT A

                             IRREVOCABLE LETTER OF CREDIT

                                    April 29, 1994

                     Irrevocable Letter of Credit No. [________]

        Shawmut Bank Connecticut, National Association,
          as Trustee
        777 Main Street
        Hartford, Connecticut  06115
        Attention:  Corporate Trust Department

             Re:  $9,250,000 Allendale County, South Carolina,
                  Industrial Revenue Refunding Bonds, Series 1988
                  (King-Seeley Thermos Co. Project)


        Ladies and Gentlemen:

             1. At the request and for the account of Scotsman Group Inc., a Delaware corporation (herein, the "Borrower"), The Bank of Nova Scotia, Atlanta Agency (the "Bank") hereby establishes in favor of Shawmut Bank Connecticut, National Association, as Trustee (the "Trustee") under the Indenture of Trust dated as of March 1, 1988 (the "Indenture") between Allendale County, South Carolina (the "Issuer") and the Trustee, pursuant to which $9,250,000 aggregate principal amount of the Issuer's Industrial Revenue Refunding Bonds, Series 1988 (King-Seeley Thermos Co. Project) (the "Bonds") have been issued by
        the Issuer, Irrevocable Letter of Credit No. [      ] ("this Letter of
        Credit") in the amount of $9,597,645.82 (the "Stated Amount"), of which, (a) an aggregate amount not exceeding $9,250,000.00 may be demanded to pay the principal amount of the Bonds (the "Principal Portion") (i) when due at maturity, upon redemption or acceleration, and (ii) representing the principal portion of the purchase price of Bonds delivered pursuant to Section 3.7 of the Indenture and not remarketed, and (b) an aggregate amount not exceeding $347,645.82 (the "Interest Portion") may be demanded to pay up to 123 days' interest (at the rate of 11% per annum and assuming a year of 360 days) accrued on Bonds. The Stated Amount and the Principal Portion and the Interest Portion shall from time to time be reduced or reinstated as provided in paragraphs 5 and 6 hereof.


             2. Funds under this Letter of Credit are available to the Trustee against a certificate, signed by a person who certifies that he is a duly authorized officer of the Trustee, in the form, appropriately completed, designated below:

                  (a) The form of Exhibit A hereto, if the demand for payment of such funds is made with respect to a payment of interest on Bonds;





                  (b) The form of Exhibit B hereto, if the demand for payment of such funds is made with respect to a payment of the principal amount of Bonds at maturity, upon redemption or acceleration.

                  (c) The form of Exhibit C hereto, if the demand for payment of such funds is made with respect to the purchase price, including accrued interest to the purchase date (the "Purchase Price"), of Bonds tendered for purchase by the registered owners thereof pursuant to Section 3.7 of the Indenture and not remarketed; and

                  (d) The form of Exhibit D hereto, if the demand for payment of such funds is made with respect to the Purchase Price of Bonds tendered for purchase either upon substitution of a Substitute Letter of Credit (as defined in the Indenture) or upon conversion of the interest rate on the Bonds to the Fixed Interest Rate (as defined in the Indenture), in either case, pursuant to Section
             3.7 of the Indenture and not remarketed.


             3. The Bank hereby agrees that demands for payment made under and in compliance with the terms of this Letter of Credit will be duly honored by the Bank (from the Bank's own funds, and not directly or indirectly from funds or other assets of the Borrower or any affiliate of the Borrower) upon presentation of the certificate(s) specified in paragraph 2 hereof, at the office of the Bank referred to in paragraph 10 hereof, on or before the expiration or termination hereof. If a demand for payment is made by the Trustee hereunder at or prior to 4:00 p.m., Atlanta time, on a Business Day (as hereinafter defined), and if such demand for payment conforms to the terms and conditions hereof, payment shall be made of the amount specified, in immediately available funds, by 3:00 p.m., Atlanta time, on the next succeeding Business Day. If a demand for payment is made by the Trustee hereunder after 4:00 p.m., Atlanta time, on a Business Day, and if such demand for payment conforms to the terms and Conditions hereof, payment shall be made of the amount specified, in immediately available funds, on the second next succeeding Business Day. Payment under this Letter of Credit to the Trustee shall be made to the account specified in the certificate(s) delivered pursuant to paragraph 2 hereof. As used in this Letter of Credit, "Business Day" shall mean a day on which banks located in Atlanta, Georgia are not required or authorized to remain closed.

             4.   Multiple demands for payment, accompanied by completed

        certificates in the form of Exhibits A, B, C, and D hereto, may be made hereunder.

             5. The Stated Amount shall be automatically reduced from time to time as follows:








                  (a) Upon a demand for payment under this Letter of Credit, the Stated Amount shall be reduced by an amount equal to the amount of such demand; and

                  (b) Upon receipt by the Bank of the certification in the form of Exhibit E hereto, the Stated Amount shall be reduced by an amount equal to the amount specified in such certificate; provided, however, that no reduction under this subparagraph (b) shall duplicate any reduction under subparagraph (a) of this paragraph.

        Upon a reduction of the Stated Amount resulting from any demand for payment other than a demand for payment to pay interest on the Bonds on scheduled interest payment dates (except for interest on principal of a Bond being paid and cancelled), the Bank may require the Trustee to surrender this Letter of Credit and to accept, simultaneously in substitution hereof, a substitute Letter of Credit for a Stated Amount reflecting such automatic reductions, but otherwise identical in form and terms to this Letter of Credit.

             6. The Stated Amount of this Letter of Credit shall be automatically reinstated under the following conditions:

                  (a) reductions under subparagraph (a) of paragraph 5 hereof with respect to any demand for payment to pay interest on the Bonds on scheduled interest payment dates (except interest on principal of a Bond being paid and cancelled) unless the Trustee receives notice in writing from the Bank (which may include delivery by prepaid telecopier, telex, TWX or telegram), on or before the fifteenth calendar day after such demand for payment was paid by the Bank, that an Event of Default (as defined in that certain Reimbursement Agreement dated as of March 1, 1988 and amended as of April 14, 1989 and April 29, 1994 between the Bank and the Borrower (the "Reimbursement Agreement")) shall have occurred and then be continuing and that the Trustee is directed to declare an acceleration of the maturity of the Bonds, in which event the amount of such demand for payment shall not be reinstated; and

                  (b) reductions under subparagraph (a) of paragraph 5 hereof with respect to any demand for payment to purchase Bonds accompanied by a certificate in the form of Exhibit C hereto shall be automatically reinstated by the amount set forth in such

             Exhibit C unless the Trustee receives notice in writing from the Bank (which may include delivery by prepaid telecopier, telex, TWX or telegram), on or before the fifteenth day after such demand for payment was paid by the Bank, that an Event of Default (as defined in the Reimbursement Agreement) shall have occurred and then be continuing and that the amount of such demand for payment shall not be reinstated.






             7. Only the Trustee may make demands for payment under this Letter of Credit. Upon payment as provided in paragraph 3 hereof of the amount specified in a demand for payment made hereunder, the Bank shall be fully discharged of its obligation under this Letter of Credit with respect to such demand for payment and the Bank shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand for payment.

             8. Demands for payment may not be made under this Letter of Credit to pay principal of or interest on Bonds held of record by or for the account of the Borrower.

             9. This Letter of Credit shall automatically terminate upon the earliest of (a) April 29, 1995 (such date, as extended from year to year as provided in the next sentence, being called the "Stated Expiration Date"), (b) on the date that (i) the Borrower has obtained a Substitute Letter of Credit (as defined in the Indenture) or (ii) the Bank has paid a demand for payment accompanied by a certificate in the form of Exhibit B where there will be no outstanding Bonds after such payment or (c) the fifteenth calendar day after the Bank has given the Trustee written notice of an Event of Default (as defined in the Reimbursement Agreement). If the Bank delivers the notice of extension, in the form of Exhibit F hereto, to the Borrower and the Trustee prior to September 1 of any year, then the Stated Expiration Date shall be deemed to have been automatically extended for a one-year period.

             10. All documents presented to the Bank in connection with any demand for payment under this Letter of Credit, as well as all notices and other communications to the Bank in respect hereof, shall be in writing, shall make specific reference to this Letter of Credit by number and shall be personally delivered to the Bank at its office located at 600 Peachtree Street, N.E., Suite 2700, Atlanta, Georgia 30308, Attention: Claude Ashby, or at any other office as may be designated by the Bank by written notice delivered to the Trustee, or be sent to the Bank by telecopier to the following number(s) (or at any number(s) designated by the Bank by written notice delivered to the Trustee), as applicable:

             Telecopier No.:  (404) 888-8998

             11. This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International

        Chamber of Commerce, Publication No. 400 (the Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of Georgia, including, without limitation, Article 5 of the Uniform Commercial Code as in effect in the State of Georgia, and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of said State, without regard to principles of conflicts of law.






             12. The Trustee may transfer its rights under this Letter of Credit in their entirety (but not in part) to any transferee who, in accordance with the provisions of the Indenture, has succeeded to the Trustee as trustee under the Indenture (and any such transferee shall, upon the effectiveness of such transfer, be deemed to be the Trustee for purposes of this Letter of Credit) and such transferred rights may be successively transferred. Transfer of the available demands for payment under this Letter of Credit to any such transferee shall be effected upon the presentation to the Bank of this Letter of Credit for endorsement hereon of such transfer accompanied by a transfer letter, in the form of Exhibit G hereto, executed by the Trustee and such transferee.

             13. Demand for payment under this Letter of Credit shall be presented directly to the Bank and shall not be negotiated.

             14. By paying the Trustee an amount demanded in accordance with this Letter of Credit, the Bank makes no representation as to the correctness of the amount demanded or of the calculations and representations of the Trustee required by this Letter of Credit.





































             15. This Letter of Credit sets forth in full the undertaking of the Bank, and such undertaking shall not be deemed in any way to be modified, amended, amplified or otherwise affected by any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the Uniform Customs and the certificate(s) provided for herein.

                                      Very truly yours,

                                      THE BANK OF NOVA SCOTIA


                                      By:____________________________________
                                         Title:______________________________












































                                                                     Exhibit A

                      CERTIFICATE FOR AN INTEREST PAYMENT DEMAND
                      ------------------------------------------

             The undersigned hereby certifies to The Bank of Nova Scotia (the
        "Bank"), with reference to Irrevocable Letter of Credit No. [      ]
        (the "Letter of Credit") issued by the Bank in favor of Shawmut Bank Connecticut, National Association, as Trustee (the "Trustee"), that he is a duly authorized officer of the Trustee, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit and that:

                  (1)  The Trustee is the Trustee under the Indenture.

                  (2) The Trustee hereby makes a demand for payment under the Letter of Credit in the amount of $____________. Such demand for payment is made with respect to a payment of interest on the

             Bonds.

                  (3) The amount hereby demanded is equal to the interest on the Bonds that is due and payable on __________, 19___.

                  (4) The amount hereby demanded does not exceed the Interest Portion available on the date hereof to be demanded under the Letter of Credit.

                  (5) The amount hereby demanded was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                  (6) The amount hereby demanded is not, in whole or in part, with respect to Bonds held of record by the Borrower or for the account of the Borrower.

                  (7) The Trustee hereby directs you to make payment of the amount demanded hereby [by deposit] [by wire transfer] to account no. ____________ at ____________.

             IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of ___________, 19___.

                                           SHAWMUT BANK CONNECTICUT, NATIONAL
                                           ASSOCIATION


                                             as Trustee

                                           By:______________________________
                                              Title:________________________





                                                                     Exhibit B

                      CERTIFICATE FOR A PRINCIPAL PAYMENT DEMAND
                      ------------------------------------------

             The undersigned hereby certifies to The Bank of Nova Scotia  (the
        "Bank"), with reference to Irrevocable Letter of Credit No. [      ]
        (the "Letter of Credit") issued by the Bank in favor of Shawmut Bank Connecticut, National Association, as Trustee (the "Trustee"), that he is a duly authorized officer of the Trustee, at any capitalized term used but not defined herein shall have irrespective meaning set forth in the Letter of Credit and at:

                  (1)  The Trustee is the Trustee under the Indenture.

                  (2) The Trustee hereby makes a demand for payment under the Letter of Credit in the amount of $____________. Such demand for payment is made with respect to a payment of principal on the

             Bonds. [This demand for payment is made with respect to a partial payment of the principal amount of Bonds, after which payment the aggregate principal amount of Bonds outstanding shall be $_____________ .] [This demand for payment is made with respect to the payment of the entire outstanding principal amount of the Bonds.]

                  (3) The amount hereby demanded is equal to the principal of the Bonds that is due and payable on ___________________, 19 ___.

                  (4) The amount hereby demanded does not exceed the Principal Portion available on the date hereof to be demanded under the Letter of Credit.

                  (5) The amount hereby demanded was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                  (6) The amount hereby demanded is not, in whole or in part, with respect to Bonds held of record by the Borrower or for the account of the Borrower.

                  (7) The Trustee hereby directs you to make payment of the amount demanded hereby [by deposit] [by wire transfer] to account no. _________________ at _________________.


             IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of _______________ 19___.

                                           SHAWMUT BANK CONNECTICUT, NATIONAL
                                           ASSOCIATION

                                             as Trustee





                                           By:_______________________________
                                              Title:_________________________





                                                                     Exhibit C

                   CERTIFICATE FOR A PURCHASE PRICE PAYMENT DEMAND
                   -----------------------------------------------

             The undersigned hereby certifies to The Bank of Nova Scotia (the
        "Bank"), with reference to Irrevocable Letter of Credit No. [      ]
        (the "Letter of Credit") issued by the Bank in favor of Shawmut Bank Connecticut, National Association (the "Trustee"), that he is a duly authorized officer of the Trustee, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit, and that:

                  (1)  The Trustee is the Trustee under the Indenture.

                  (2) The Trustee hereby makes a demand for payment under the Letter of Credit in the amount of $ __________. Such demand for payment is made with respect to the payment of the Purchase Price of Bonds tendered for purchase on ____________, 19___ upon demand of the registered owners thereof, pursuant to Section 3.7 of the Indenture, and not remarketed.

                  (3) (a) The portion of the Purchase Price corresponding to the interest accrued on such Bonds equals $___________.

                       (b) The portion of the Purchase Price corresponding to principal of such Bonds equals to $______________.

                       (c)  The Purchase Price of such Bonds equals
             ______________, the sum of (a) hereof plus (b) hereof.

                       (d) (i) The total Purchase Price of all Bonds tendered for purchase on the aforesaid date (whether remarketed or not) is $_____________ and (ii) the amount of remarketing proceeds that are to be applied pursuant to Section 3.7 of the Indenture to the payment of the Purchase Price prior to funds derived from a demand for payment under the Letter of Credit is $____________.

                  (4) The demand for payment made hereby under the Letter of Credit does not exceed (i) the amount of Paragraph 3(d)(i) hereof less the amount in Paragraph 3(d)(ii) hereof; (ii) in the case of the portion of the drawing corresponding to the interest on such Bonds, the Interest Portion available to be drawn under the

             Letter of Credit; and (iii) in the case of the portion of the drawing corresponding to the principal of such Bonds, the Principal Portion available to be drawn under the Letter of Credit.

                  (5) The Trustee has not received any notice from any party of an event of default under the Reimbursement Agreement or the Indenture or any agreement or instrument related thereto which





             has not been rescinded by the party giving such notice or waived in writing by the Bank.

                  (6) The amount hereby demanded was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                  (7) The amount hereby demanded is not, in whole or in part, with respect to Bonds held of record by the Borrower or for the account of the Borrower.

                  (8) The Trustee hereby directs you to make payments of the amount demanded hereby [by deposit] [by wire transfer] to account no. ____________ at _________________.

             IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of this ____ day of ____________, 19 ___.

                                           SHAWMUT BANK CONNECTICUT, NATIONAL

                                           ASSOCIATION

                                             as Trustee

                                           By:______________________________
                                              Title:________________________

































                                                                     Exhibit D

                        CERTIFICATE FOR A SUBSTITUTE LETTER OF
                            CREDIT OR FIXED INTEREST RATE
                       CONVERSION PURCHASE PRICE PAYMENT DEMAND
                       ----------------------------------------

             The undersigned hereby certifies to The Bank of Nova Scotia (the
        "Bank"), with reference to Irrevocable Letter of Credit No. [      ]
        (the "Letter of Credit") issued by the Bank in favor of Shawmut Bank Connecticut, National Association (the "Trustee"), that he is a duly authorized officer of the Trustee, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit, and that:

                  (1)  The Trustee is the Trustee under the Indenture.

                  [(2) The Trustee hereby makes a demand for payment under the

             Letter of Credit in the amount of $ ________. Such demand for payment is made with respect to the payment of the Purchase Price of Bonds tendered for purchase on ___________, 19___ upon substitution of a Substitute Letter of Credit, pursuant to
             Section 3.7 of the Indenture, and not remarketed.]<f*/>

                  [(2) The Trustee hereby makes a demand for payment under the
             Letter of Credit in the amount of $ __________. Such demand for payment is made with respect to the payment of the Purchase Price of Bonds tendered for purchase on ___________, 19___ upon conversion of the interest rate on the Bonds to the Fixed Interest Rate, pursuant to Section 3.7 of the Indenture, and not remarketed.]<f**/>

                  (3) (a) The portion of the Purchase Price corresponding to the interest accrued on such Bonds equals $_____________.

                       (b) The portion of the Purchase Price corresponding to principal of such Bonds equals $_____________.

                       (c)  The Purchase Price of such Bonds equals
             $____________, the sum of (a) hereof plus (b) hereof.





             <f*> Use when demand for payment is made under Section 3.1 of the
                  Indenture  in   connection  with   the  substitution  of   a
                  Substitute Letter of Credit (as defined in the Indenture).

             <f**>     Use  when  demand for  payment  is  made under  Section
                       2.2(f) of the Indenture in connection with the conversion to a Fixed Interest Rate (as defined in the Indenture).





                       (d) (i) The total Purchase Price for all Bonds tendered for purchase on the aforesaid date (whether remarketed or not) is $__________ and (ii) the amount of remarketing proceeds that are to be applied pursuant to Section 3.7 of the Indenture to the payment of the Purchase Price prior to funds derived from a demand for payment under the Letter of Credit is $_____________.

                  (4) The demand for payment made hereby under the Letter of Credit does not exceed (i) the amount of Paragraph 3(d)(i) hereof less the amount in Paragraph 3(d)(ii) hereof; (ii) in the case of the portion of the drawing corresponding to the interest on such Bonds, the Interest Portion available to be drawn under the Letter of Credit; and (iii) in the case of the portion of the drawing corresponding to the principal of such Bonds, the Principal Portion available to be drawn under the Letter of Credit.


                  (5) The Trustee has not received any notice from any party of an event of default under the Reimbursement Agreement or the Indenture or any agreement or instrument related thereto that has not been rescinded by the party giving such notice or waived in writing by the Bank.

                  (6) The amount hereby demanded was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                  (7) The amount hereby demanded is not, in whole or in part, with respect to Bonds held of record by the Company or for the account of the Company.

                  (8) The Trustee hereby directs you to make payment of the amount demanded hereby [by deposit] [by wire transfer] to account no. ______________ at ______________.

             IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of this ____ day of ______________, 19___.

                                           SHAWMUT BANK CONNECTICUT, NATIONAL
                                           ASSOCIATION

                                             as Trustee


                                           By:_______________________________
                                              Title:_________________________











                                                                     Exhibit E

                     CERTIFICATION FOR REDUCTION OF STATED AMOUNT
                     --------------------------------------------

             The undersigned hereby certifies to The Bank of Nova Scotia (the
        "Bank"), with reference to Irrevocable Letter of Credit No. [      ]
        (the "Letter of Credit") issued by the Bank in favor of Shawmut Bank Connecticut, National Association, as Trustee (the "Trustee"), that he is a duly authorized officer of the Trustee, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit and that:

                  (1)  The Trustee, is the Trustee under the Indenture.

                  (2) Effective on _____________, 19___ [interest date at least three Business Days after the date of the certificate], the Stated Amount shall be reduced to $___________, of which an amount not exceeding (a) $___________ shall be the available Principal Portion of the Stated Amount and (b) $___________ shall be the available Interest Portion of the Stated Amount.

             IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _____________, 19___.

                                           SHAWMUT BANK CONNECTICUT, NATIONAL
                                           ASSOCIATION

                                             as Trustee

                                           By:____________________________
                                              Title:______________________





                                                                     Exhibit F

                                 NOTICE OF EXTENSION
                                 -------------------

                                           ________________, 19___

        Shawmut Bank Connecticut, National Association
        777 Main Street
        Hartford, Connecticut  06115
        Attention:  Corporate Trust Department

        Scotsman Group Inc.
        775 Corporate Woods Parkway
        Vernon Hills, Illinois  60061
        Attention:  Donald D. Holmes

        Scotsman Industries, Inc.

        775 Corporate Woods Parkway
        Vernon Hills, Illinois  60061
        Attention:  Donald D. Holmes

        Ladies and Gentlemen:

             Reference is hereby made to Irrevocable Letter of Credit No.
        [      ] , dated April 29, 1994 (the "Letter of Credit"), established by us in favor of Shawmut Bank Connecticut, National Association, as Trustee. We hereby notify you that, in accordance with the terms of the Letter of Credit and the Reimbursement Agreement, the Stated Expiration Date of the Letter of Credit has been extended to ______________, 199___.

             This letter should be attached to the Letter of Credit and made a part thereof.

                                           THE BANK OF NOVA SCOTIA


                                           By:____________________________
                                              Title:______________________





                                                                     Exhibit G

                               FORM OF TRANSFER LETTER
                               -----------------------

                                           ________________, 19___

        The Bank of Nova Scotia
        600 Peachtree Street, N.E.
        Suite 2700
        Atlanta, Georgia 30308

             Re:  The Bank of Nova Scotia Irrevocable Letter of Credit No.
                  [     ]

        Ladies and Gentlemen:

             For value received, the undersigned beneficiary hereby

        irrevocably transfers to:

             (Name of Transferee)

             (Address),

        all rights of the undersigned beneficiary to make demands for payment under the above-referenced Letter of Credit (the "Letter of Credit") in its entirety. Said transferee has succeeded the undersigned Trustee under the Indenture of Trust, dated as of March 1, 1988, both between Allendale County, South Carolina and the undersigned.

             By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments (whether increases or extensions or other amendments) of the Letter of Credit and whether now existing or hereafter made. All amendments of the Letter of Credit are to be advised directly to the transferee without the necessity of any consent of or notice to the undersigned beneficiary.





             The advice of the Letter of Credit is returned herewith. We ask that you endorse the transfer on the reverse thereof and forward it directly to the transferee with your customary notice of transfer.

                                           Yours very truly,

        SIGNATURE AUTHENTICATED            [Name of Beneficiary]

        _____________________________      ______________________________
             (Bank)                             as Trustee

                                           By:___________________________

                                              Title:_____________________

        ____________________________
        (Authorized Signature)


        SIGNATURE AUTHENTICATED            [Name of Transferee]

        ____________________________       _______________________________
             (Bank)                             as Trustee

                                           By:____________________________
                                              Title:______________________

        ____________________________
        (Authorized Signature)























